SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for the Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                               CONOLOG CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      (5)   Total fee paid:

      --------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      --------------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

      (3)   Filing Party:

      --------------------------------------------------------------------------

      (4)   Date Filed:

      --------------------------------------------------------------------------

                               CONOLOG CORPORATION
                                 5 Columbia Road
                          Somerville, New Jersey 08876

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 25, 2003
                    ----------------------------------------

To the Shareholders of
CONOLOG CORPORATION:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CONOLOG CORPORATION (the "Company"), a Delaware corporation, will be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119, on Wednesday, June 25, 2003, at 4:30 p.m., New York time, for the following purposes:

      1. To elect six directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

      2. To consider and act on a proposal to approve an amendment to the Certificate of Incorporation of the Company to give effect to a one-for-two reverse split of the common stock of the Company;

      3. To consider and act on a proposal to approve the granting of an aggregate of 800,000 shares of the Company's common stock to its officers and directors;

      4. To consider and act upon a proposal to approve the selection of Rosenberg Rich Baker Berman & Company as the Company's independent auditors for the 2003 fiscal year; and

      5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on April 29, 2003 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

                       By order of the Board of Directors.

                              /s/ Robert S. Benou
                              -------------------
                                 ROBERT S. BENOU
                      Chairman and Chief Executive Officer

Somerville, New Jersey
May 20, 2003

             ------------------------------------------------------
                                    IMPORTANT
               IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS
               REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES
             INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL
                IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH
               REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES
             ------------------------------------------------------

                               CONOLOG CORPORATION
                                 5 Columbia Road
                          Somerville, New Jersey 08876

                          ----------------------------

                          P R O X Y  S T A T E M E N T

                                       for

                         ANNUAL MEETING OF SHAREHOLDERS

                            to be held June 25, 2003

                          ----------------------------

                                                             May 20, 2003

      The enclosed proxy is solicited by the Board of Directors of Conolog Corporation (the "Company"), a Delaware corporation in connection with the Annual Meeting of Shareholders to be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119 on Wednesday, June 25, 2003, at 4:30 p.m., New York time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the person named in the proxy to vote the proxies:

      1. To elect six directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

      2. To consider and act on a proposal to approve an amendment to the Certificate of Incorporation of the Company to give effect to a one-for-two reverse split of the common stock of the Company;

      3. To consider and act on a proposal to approve the granting of an aggregate of 800,000 shares of the Company's common stock to its officers and directors;

      4. To consider and act upon a proposal to approve the selection of Rosenberg Rich Baker Berman & Company as the Company's independent auditors for the 2003 fiscal year; and

      5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The record date with respect to this solicitation is the close of business on April 29, 2003 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 5 Columbia Road, Somerville, New Jersey 08876, and its telephone number is (908) 722-8081. The shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. This proxy statement and the accompanying proxy were mailed to you on or about May 20, 2003.

                    OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

      The number of outstanding shares entitled to vote at the meeting is 1,299,656 common shares, par value $.01 per share, not including 221 common shares held in treasury. Each common share is entitled to one vote.* The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting:

o     directors shall be elected by a plurality of the votes cast;

o the affirmative vote of the holders of a majority of the total outstanding common shares is necessary to approve the amendment to the Certificate of Incorporation of the Company to give effect to a one-for-two reverse split of the common stock of the Company;

o the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required for:

      o the approval of the granting of an aggregate of 800,000 shares of the Company's common stock to its officers and directors; and

      o the approval of Rosenberg, Rich, Baker, Berman & Company, as the Company's auditors for the 2003 fiscal.

      Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker nonvotes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker nonvotes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

----------
* As of the open of business on January 10, 2003, each ten shares of the Company's common stock were converted and reclassified into one share of the Company's common stock (the "Reverse Split"). Unless otherwise indicated all common stock amounts and prices stated herein reflect the Reverese Split.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      The persons named in the accompanying proxy will vote for the election of the following six persons as directors, all of whom except for Graham Bruce Edwards are currently members of the Board, to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominees named below. All six nominees have consented to serve as directors if elected.

                                                                    Director
      Name               Age       Position with the Company         Since

Robert S. Benou .......   68  Chairman, Chief Executive              1968
                              Officer and Director
Marc R. Benou..........   35  President, Chief Operating Officer,    1995
                              Assistant Secretary and Director
Arpad J. Havasy........   65  Director                               1968
Louis S. Massad........   65  Director                               1995
Edward J. Rielly.......   35  Director                               1998
Graham Bruce Edwards...   57  --                                       --

      Robert S. Benou has been the Company's Chairman and Chief Executive Officer since May 1, 2001. From 1968 until May 1, 2001, he served as the Company's President. Mr. Benou is responsible for new product development and supervision of sales and marketing. Since June, 2001, Mr. Benou has served as a director of Diversified Security Solutions, Inc., a publicly held company that is a single-source/turn-key provider of technology-based security solutions for medium and large companies and government agencies. Mr. Benou is also a member of Diversified Security Solutions' audit committee. Mr. Benou is a graduate of Victoria College and holds a BS degree from Kingston College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering. Robert S. Benou is the father of Marc R. Benou.

      Marc R. Benou has been the Company's President and Chief Operating Officer since May 1, 2001. Mr. Benou joined the Company in 1991 and is responsible for material purchasing and inventory control. From March 1995 until May 1, 2001, he served as Vice President. Mr. Benou has been on the company's Board and has served as the Company's assistant secretary since March 1995. Mr. Benou attended Lehigh and High Point University and holds a BS degree in Business Administration and Management. Marc R. Benou is the son of Robert S. Benou, the Company's Chairman and Chief Executive Officer.

      Arpad J. Havasy has served as the Company's Executive Vice President and a Director since 1968. Mr. Havasy is a graduate of Electromos E's Gepeszeti Technikum (Hungary) and the University of Budapest. In addition, Mr. Havasy has attended courses at both Rutgers University and the American Management Association. Mr. Havasy is on total disability.

      Louis S. Massad has been a Director of the Company since April 1995. Mr. Massad has been Chief Financial Officer and a Director of Diversified Security Solutions, Inc. since 2000. From 1997 to 2000, Mr. Massad was a consultant to Diversified Security Solutions, Inc. From 1986 to 1997, Mr.

Massad was a Vice President, Chief Financial Officer and Director of Computer Power Inc. Mr. Massad holds a BS and MS degree from Cairo University (Egypt) and an MBA from Long Island University, New York.

      Edward J. Rielly has been a Director of the Company since January 1998. Mr. Rielly is a Senior Application Developer with Household International, a financial corporation. From March 2000 to November, 2001, Mr. Rielly was a Senior Consultant with Esavio Corporation. From February 1998 to February 2000, Mr. Rielly was an Application Developer with Chubb Corporation. From 1993 to 1998, Mr. Rielly was an Application Developer with the United States Golf Association. Mr. Rielly is a graduate of Lehigh University and holds a BS in Computer Science.

      Graham Bruce Edwards has been the Director of Environmental Services for the Middlesex County Improvement Authority, since August 1, 2002. From 1996 to 2002, Mr. Edwards was the Northeast Regional Account/Training Manager with Healthcare Services Group, Inc. Mr. Edwards is a graduate of Valley Forge Military Academy where he earned an AA degree with an Accounting Major. Mr. Edwards served in the military and for eighteen months was on active duty with the 101st Airborne Division in Vietnam. Mr. Graham holds a BS degree in Business Administration, Management and Economics.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      During the fiscal year ended July 31, 2002, the Board of Directors held 15 meetings. All of the directors attended all of the meetings of the Board of Directors.

      The Company has an Audit Committee, which consists of Messrs. Marc Benou, Louis S. Massad, Edward J. Reilly. The Company's Board of Directors has adopted a written charter for the Audit Committee (attached hereto as Appendix A). The Audit Committee has the obligations specified in the Audit Committee charter. The Audit Committee met three times during the fiscal year ended July 31, 2002. The Company believes that Messrs. Massad and Reilly are independent as defined in Nasdaq Rule 4200. The Company does not have a standing compensation or nominating committee. The full Board made all decisions concerning executive compensation during the fiscal year ended July 31, 2002.

                          REPORT OF THE AUDIT COMMITTEE

      The following shall not be deemed to be "soliciting material" or to be "filed" with the Commission nor shall such information be incorporated by reference into any future filing of the Company under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

      The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. With respect to the audit of the fiscal year ended July 31, 2002, the Audit Committee met twice. The initial meeting occurred prior to the year-end when the Audit Committee met with representatives of management and of the Company's independent auditors, Rosenberg Rich Baker Berman & Company, to receive, review and accept the plan for the year-end audit. Subsequently, the Audit Committee met to review the fiscal year financial results and the Company's audited consolidated financial statements.

      In the course of these meetings, the Audit Committee discussed with the Company's independent auditors those matters required to be discussed by Statement on Accounting Standards No. 61, as amended, "Communication with Audit Committees," by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, as amended, "Independence Discussions with Audit Committee," by the Independence Standards Board and have considered the compatibility of nonaudit services with the auditor's independence.

      In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended July 31, 2002.

                  Audit Committee:
                         Marc Benou
                         Louis S. Massad
                         Edward J. Rielly

Fiscal 2002 Audit Firm Fee Summary

      The aggregate fees billed for the fiscal year ended July 31, 2002 for professional services rendered by Rosenberg Rich Baker Berman & Company ("Rosenberg Rich Baker") for the audit of the Company's annual financial statements and review of the financial statements included in the Company's Form 10-QSB or services that are normally provided by Rosenberg Rich Baker in connection with such statutory and regulatory filings or engagements was $19,000.

Financial Information Systems Design and Implementation

      Rosenberg Rich Baker billed no fees to the Company during fiscal year ended July 31, 2002 for financial information system design and implementation service.

All Other Fees

      Rosenberg Rich Baker billed no fees to the Company during the fiscal year ended July 31, 2002 for any other non-audit services.

                               EXECUTIVE OFFICERS

      The executive officers of the Company are Robert S. Benou, Chairman and Chief Executive Officer, Marc R. Benou, President, Chief Operating Officer and Assistant Secretary and Arpad J. Havasy, Executive Vice President, Secretary and Treasurer, information as to each of whom is set forth above, and Thomas R. Fogg, Vice President - Engineering. Mr. Fogg joined the Company in 1976 as Chief Engineer responsible for analog and guidance projects. Since 1986, when he became Vice President-Engineering, he has led the design team in the development of the Company's commercial products. Mr. Fogg holds a BSEE degree from Lafayette College and a MSEE degree from Rutgers University. Mr. Fogg is a fellow of the Institute of Electrical and Electronic Engineers and has published articles on delay equalization and the use of crystal resonators.

      The Company has no "significant" employees other than its executive officers. There are no arrangements or understandings pursuant to which either the directors or officers were selected as such.

                             EXECUTIVE COMPENSATION

      The following table sets forth compensation paid to executive officers whose compensation was in excess of $100,000 for any of the three fiscal years ended July 31, 2002, 2001, and 2000. No other executive officers received total salary and bonus compensation in excess of $100,000 during any of these fiscal years. The common stock amounts and prices stated in the following table have not been adjustd to reflect the Reverse Split of the Company's common stock.

                           Summary Compensation Table

                                           Annual Compensation           Long-Term Compensation
                                           -------------------           ----------------------
Name and Principal Position               Fiscal         Salary      Restricted           Securities
                                         Year-End                    Stock Awards***      Underlying
                                                                                        Options/SARS(#)
---------------------------              --------        ------      ------------       --------------
Robert Benou, Chairman, Chief              2002         $250,000*      $ 63,000                     0
Executive Officer and Director
                                           2001         $230,000       $125,040                40,000

                                           2000         $210,000       $121,825                     0

                                           Annual Compensation           Long-Term Compensation
                                           -------------------           ----------------------
Name and Principal Position               Fiscal         Salary      Restricted           Securities
                                         Year-End                    Stock Awards***      Underlying
                                                                                        Options/SARS(#)
---------------------------              --------        ------      ------------       --------------
Marc Benou, President,Chief                2002         $ 80,000**     $ 50,400                     0
Operating Officer, Assistant
Secretary and Director                     2001         $ 80,000       $ 31,260                45,000

                                           2000         $ 72,000       $ 20,313                     0

* As of July 31, 2002, Mr. Robert Benou has deferred receipt of $117,583 of his salary.

** Mr. Marc Benou is waiving his prior two salary increases until the Company becomes profitable at which point his compensation will be adjusted accordingly according to his employment agreement.

*** As of July 31, 2002, Mr. Robert Benou owned 90,000 shares of the Company's restricted common stock, which have a value of $63,000.

*** As of July 31, 2002, Mr. Marc Benou owned 72,000 shares of the Company's restricted common stock, which have a value of $50,400.

      The options granted during the fiscal year ended July 31, 2001 were granted under the 2000/2001 Stock Option Plan, were exercisable at $1.60 per share and have all been exercised.

                              EMPLOYMENT AGREEMENTS

      The Company entered into a five-year employment agreement, which commenced on June 1, 1997 with Robert Benou, which pursuant to its terms automatically renews on a year-to-year basis unless Mr. Benou or the Company gives the other notice of termination at least 90 days prior to May 31st. As of June, 2003, Mr. Benou's annual base salary is $290,000. Under his employment agreement Mr. Benou is entitled to a $20,000 increase in his salary each June that the agreement is in effect. In addition, Mr. Benou is entitled to an annual bonus equal to 6% of the Company's annual "income before income tax provision," as stated in its annual Form 10-KSB. The employment agreement also entitles Mr. Benou to the use of an automobile and to employee benefit plans, such as life, health, pension, profit sharing and other plans. Under the employment agreement, Mr. Benou's employment terminates upon his death or disability, and he may be terminated by the Company for cause.

      The Company entered into a five-year employment agreement, which commenced on June 1, 1997 with Marc R. Benou, which pursuant to its terms automatically renews on a year-to-year basis unless Mr. Benou or the Company gives the other notice of termination at least 90 days prior to May 31st. As of June 2003, Mr. Benou's annual salary is $80,000. Under his employment agreement, Mr. Benou is entitled to a $6,000 increase in his salary each June that the agreement is in effect. Mr. Benou is entitled to an annual bonus equal to 3% of the Company's annual "income before income tax provision," as stated in its annual Form 10-KSB. Mr. Benou's employment agreement also entitles him to the use of an automobile and to employee benefit plans, such as life, health, pension, profit sharing and other plans. Under the employment agreement, Mr. Benou's employment terminates upon his death or disability, and he may be terminated by the Company for cause.

                            COMPENSATION OF DIRECTORS

      No director of the Company receives any cash compensation for his services as such. Currently, the Company has two directors who are not employees, Messrs. Louis Massad and Edward Rielly.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The full board of directors made all decisions concerning executive compensation during the fiscal year ended July 31, 2002. Other than Mr. Robert Benou, who is a member of the Board of Directors and Audit Committee of Diversified Security Solutions, Inc., no executive officer of the Company served as a member of the Board of Directors of another entity during the fiscal year ended July 31, 2002.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth, as of April 15, 2003, certain information concerning stock ownership of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding common shares of the Company, (ii) each of the Company's directors and (iii) all current directors and officers of the Company as a group. Except as otherwise indicated, all such persons have both sole voting and investment power over the shares shown as being beneficially owned by them.

      The address for each of the named individuals is c/o Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876.

      Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

      The applicable percentage of ownership is based on 1,299,656 shares issued and outstanding as of April 15, 2003.

                                                                     Amount and Nature         Percent
            Name and Title                                        of Beneficial Ownership      of Class
      ---------------------------                                 -----------------------      --------
      Robert S. Benou, Chairman, Chief Executive Officer........            19,000                1.5%
            and Director
      Arpad J. Havasy, Director   ..............................             2,250                0.2%
      Marc R. Benou, President, Chief Operating Officer, .......            18,355                1.4%
            Assistant Secretary and Director

      Louis Massad, Director  ..................................             2,038                0.2%
      Thomas Fogg, Vice President - Engineering ................             3,600                0.3%
      Edward J. Rielly, Director   .............................             1,500                0.1%
      All Officers and Directors
      as a Group (6 Persons)  ..................................            46,743                3.6%

                              CERTAIN TRANSACTIONS

      The Company has adopted a policy that transactions with affiliated entities or persons will be on terms no less favorable than could be obtained from unrelated parties and that all transactions between the Company and its officers, directors, principal shareholders and affiliates will be approved by a majority of the Company's Board of Directors.

                                 PROPOSAL NO. 2
                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION
               TO GIVE EFFECT TO A ONE-FOR-TWO REVERSE STOCK SPLIT
                       OF THE COMMON STOCK OF THE COMPANY.

      The Board of Directors is recommending that the shareholders approve an amendment to the Company's Certificate of Incorporation to give effect to a one-for-two reverse stock split of the shares of the common stock of the Company (the "Reverse Stock Split"). The shares of common stock of the Company have traded infrequently and at very low prices for some time. The Board of Directors has authorized the Reverse Stock Split to reduce the number of outstanding shares with the expectation that each share will trade at a higher price. In addition, Nasdaq Marketplace Rule 4310 requires that in order for our common stock to continue to be eligible for quotation on the Nasdaq SmallCap Market Inc., it must have a minimum bid price per share of $1.00, as well as meeting certain other requirements. The Company's common stock has traded below $1.00 since February 11, 2003. In March, 2003, the Company received correspondence from Nasdaq stating that it has until September 22, 2003 to regain compliance with Nasdaq's bid price rule. If the Company cannot demonstrate compliance with this rule by September 22, 2003, Nasdaq will determine whether the Company meets the initial listing criteria for the Nasdaq SmallCap Market under Marketplace Rule 4310(c)(2)(a). If the Company meets the initial listing criteria, it will have 180 days to demonstrate compliance with Nasdaq's bid price rule. Otherwise, the Company will receive notification that its securities will be delisted. We believe that in order to help maintain the Company's Nasdaq SmallCap Market listing, the implementation of the Reverse Stock Split is in the best interests of the Company and its stockholders.

      A delisting of the Company's common stock may materially and adversely affect a holder's ability to dispose of, or to obtain accurate quotations as to the market value of, the common stock. In addition, any delisting may cause the common stock to be subject to "penny stock" regulations promulgated by the Securities and Exchange Commission. Under such regulations, broker-dealers are required to, among other things, comply with disclosure and special suitability determinations prior to the sale of shares of common stock. If the common stock becomes subject to these regulations, the market price of the common stock and the liquidity thereof could be materially and adversely affected.

      Stockholders should recognize that if the Reverse Stock Split is effectuated, they will own 50% of the number of shares they presently own and that there can be no assurance that the market price of the common stock will, in fact, correspondingly increase by two times following consummation of the Reverse Stock Split or, even if such price increases by two times, such post Reverse Stock Split market price will be sustained. Also, the possibility does exist that liquidity could be materially and adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock

Split. Consequently, there can be no assurance that the Reverse Stock Split will achieve the desired results that have been outlined above.

      Except as a result of the receipt by some stockholders of additional shares as a result of rounding up fractional shares as described below, the Reverse Stock Split, in itself, will not affect any stockholder's percentage holdings in the Company. The Reverse Stock Split is a transaction rather than the first step in a series of transactions and will not cause the Company's common stock to be held of record by less than 300 persons.

      The authorized capital stock of the Company consists of 20,000,000 shares of common stock and 2,000,000 shares of preferred stock. There will be no change in the number of authorized capital stock as a result of the Reverse Stock Split. As of May 5, 2003, the Company had 1,299,656 shares issued and outstanding (not including treasury shares). The Reverse Stock Split would reduce this number to 649,828 (not including treasury shares).

      If the amendment is approved by the Company's stockholders, and if the Board of Directors in its discretion still believes at that time the Reverse Stock Split is in the best interests of the Company and its stockholders, the Company will file an amendment to its Certificate of Incorporation with the Secretary of State of Delaware after the Board of Directors vote in favor of effecting the Reverse Split. The Reverse Stock Split will become effective on the opening of business on the day following the record date stated in the amended Certificate of Incorporation (the "Effective Date") and the stockholders who held Shares of the Company's common stock as of the close of business on the record date ("Record Holders") will be notified as soon as practicable after the Effective Date that the Reverse Stock Split has been effected. The Company's transfer agent will act as its exchange agent (the "Exchange Agent") to act for the Record Holders in implementing the exchange of their certificates.

      As soon as practicable after the Effective Date, Record Holders will be notified and requested to surrender their certificates representing shares of pre-split common stock ("Old Common Stock") to the Exchange Agent in exchange for certificates representing post-split common stock ("New Common Stock"). One share of New Common Stock will be issued in exchange for each two (2) shares of Old Common Stock. Any fractional shares resulting from the Reverse Split will be rounded up to the nearest whole number. The number of shares which will result in fractional interests cannot be precisely predicted as the Company cannot determine in advance the number of stockholders whose total holdings are not evenly divisible by two. It is not anticipated that a substantial number of shares will be required to be issued. For Record Holders of multiple certificates, the Company will aggregate the shares and divide by the split ratio. In the case of street name holders, the Company's transfer agent will convert the certificates in accordance with instructions from the street name holders. Any certificates for shares of Old Common Stock not so surrendered shall be deemed to represent one share of New Common Stock for each two shares of Old Common Stock previously represented by such certificate.

      The proposed amendment is set forth in Exhibit A.

                                 PROPOSAL NO. 3
                            APPROVAL OF STOCK GRANTS

      There is being submitted to the shareholders for approval at the Annual Meeting, the granting of an aggregate of 800,000 shares of the Company's restricted common stock to the Company's officers and directors. If approved by our stockholders, the Board will be authorized to, from time-to-time, issue an aggregate of 800,000 shares of the Company's common stock to the Company's directors and/or officers. The specific number of shares of the Company's common stock granted to any director and/or officer and the specific directors and/or officers granted shares will be determined by the Board. The aggregate number of shares that can be granted will not be adjusted to reflect splits of the Company's common stock. Directors and officers will be required to pay the Company the sum of $.01 per share prior to the issuance of their shares. The common stock will be granted in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, as transactions not involving a public offering.

      We believe that stock grants play an important role in providing our officers and directors with an incentive and inducement to contribute fully to the growth and development of the Company because of the opportunity to acquire a proprietary interest in the Company.

      Those directors and officers receiving stock grants will receive, for nominal consideration, the opportunity to profit from any rise in the market value of the common stock. This will dilute the equity interest of the Company's other shareholders. The grant of shares also may affect the Company's ability to obtain additional capital during the term of any options.

Federal Income Tax Consequences of the Restricted Stock Grants

      Generally, the recipient of a restricted stock grant will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock received at the time the shares first become transferable or are no longer subject to forfeiture over the purchase price, if any, paid by the recipient for such common stock, and such amount will then be deductible for federal income tax purposes by the Company. For tax purposes, in addition to other restrictions, the common stock is considered to be subject to a substantial risk of forfeiture as long as the sale of the shares could subject the recipient to suit under the "short swing profit" provisions of Section 16 of the Securities Exchange Act of 1934, as amended. Alternatively, if the recipient of a restricted stock award so elects, the recipient will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of common stock (without taking into account any lapse restrictions) on such date, over the purchase price, if any, paid by the recipient for such common stock, and such amount will then be deductible by the Company. In the event of the forfeiture of the common stock included in a restricted stock award, the recipient will not be entitled to any deduction except to the extent the recipient paid for such common stock. Upon a sale of the common stock included in the restricted stock or award, the recipient will recognize capital gain or loss, as the case may be, equal to the difference between the amount realized from such sale and the recipient's tax basis for such shares of common stock.

      Our Board is recommending the approval of the granting of an aggregate of 800,000 shares of the Company's common stock as set forth above.

                                 PROPOSAL NO. 4
                      RATIFICATION OF SELECTION OF AUDITORS

      The Board of Directors recommends the selection of Rosenberg Rich Baker Berman & Company as independent auditors to examine the Company's financial statements for the fiscal year ending July 31, 2003. Representatives of Rosenberg Rich Baker Berman & Company are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                   FORM 10-KSB

      The Company is providing without charge to each person solicited by this proxy statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2002 including the financial statements and financial statement schedules required to be filed with the Securities and Exchange Commission for the Company's most recent fiscal year.

                                  OTHER MATTERS

      The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

                              SHAREHOLDER PROPOSALS

      Proposals by any shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in material relating to such meeting not later than January 18, 2004.

                                    EXPENSES

      All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone and telegraph. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements.

                       By Order of the Board of Directors,

                              /s/ Robert S. Benou
                              -------------------
                                 Robert S. Benou
                       Chairman & Chief Executive Officer

                                                                      Appendix A

                               CONOLOG CORPORATION

                    Audit Committee of the Board of Directors

                                     CHARTER

                                   ----------

I.    PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

      1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

      2. Review and appraise the audit efforts of the Corporation's independent accountants.

      3. Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

      The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.   COMPOSITION

      The Audit Committee shall be comprised of three or more directors as determined by the Board, a majority of whom shall be independent directors. An independent director means a person other than an officer or other employee of the Company or any of its subsidiaries or any other individual having a relationship which, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. A director shall not be considered independent if, among other things, he or she has:

o been employed by the Corporation or its affiliates in the current or past three years;

o accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

o an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

o been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

o been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

      All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

      The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section IV.3 below.

IV.   RESPONSIBILITIES

      To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

      1. Review and update this Charter periodically, at least annually, as conditions dictate.

      2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

      3. Review with financial management and the independent accountants the 10-QSB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

      4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

      5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

      6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Process

      7. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting process, both internal and external.

      8. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied to its financial reporting.

      9. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practice as suggested by the independent accountants or management.

Process Improvement

      10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

      11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

      13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

      14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Ethical Code.

      15. Review managements' monitoring of the Corporation's compliance with the Corporation's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

      16. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

      17. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

      18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or Board deems necessary or appropriate.

                                                                       Exhibit A

                            Certificate of Amendment
                                       of
                          Certificate of Incorporation
                                       of
                               CONOLOG CORPORATION

                                   ----------

            Under Section 242 of the Delaware General Corporation Law

                                   ----------

      Conolog Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation") hereby certifies as follows:

      1. The Certificate of Incorporation of the Corporation is hereby amended by changing the article thereof numbered fourth so that, as amended, said Article FOURTH shall be and read as follows:

      "FOURTH: The total number of shares of all classes of stock which the Corporation is authorized to issue is twenty-two million (22,000,000) shares, of which two million (2,000,000) shares having a par value of $.50 per share are to be classified as Preferred Stock and twenty million (20,000,000) shares having a par value of $.01 per share are to be classified as common stock.

      Each two (2) shares of the Corporation's common stock, par value $.01 per share, issued and outstanding as of the close of business on _________________ (the "Record Date") shall be converted and reclassified into one (1) share of the Corporation's common stock, par value $.01 per share. Any fractional shares resulting from such conversion will be rounded up to the nearest whole number."

      2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

      IN WITNESS WHEREOF, I have signed this Certificate this __ day of _________, ____.

                       ----------------------------------
                                 ROBERT S. BENOU
                       Chairman & Chief Executive Officer

                               CONOLOG CORPORATION

                                      PROXY

Annual Meeting of Shareholders - June 25, 2003.

      The undersigned shareholder of Conolog Corporation (the "Company") hereby appoints Robert S. Benou the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on April 29, 2003 at the Annual Meeting of Shareholders of the Company to be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119 at 4:30 p.m., local time, on the 25th day, June, 2003, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

(Please fill in the reverse side and return promptly in the enclosed envelope.)

Please mark boxes [*] or |X| in blue or black ink.

1.    Election of Directors.

      FOR all nominees |_|

      WITHHOLD authority only for those nominees whose name(s) I have written below |_|

      WITHHOLD authority for ALL nominees |_|

      Nominees for Directors are:
                   Robert S. Benou
                   Arpad J. Havasy
                   Louis S. Massad
                   Marc R. Benou
                   Edward J. Rielly
                   Graham Bruce Edwards

      For |_|              Against |_|             Abstain |_|

2. Proposal to approve the amendment to the Certificate of Incorporation of the Company to give effect to a one-for-two reverse split of the common stock of the Company.

      For |_|              Against |_|             Abstain |_|

3. Proposal to approve the granting of an aggregate of 800,000 shares of the Company's common stock to its directors and officers.

      For |_|              Against |_|             Abstain |_|

4. Proposal to approve the selection of Rosenberg Rich Baker Berman & Company as the Company's independent auditors for the fiscal year ending July 31, 2003.

      For |_|              Against |_|             Abstain |_|

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      For |_|              Against |_|             Abstain |_|

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

[Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.]

SIGNATURE(S) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated ________, 2003


---------------------------
Signature


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Print Name


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Signature


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Print Name


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